Exhibit 10.55

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 14, 2014, and is made by and among ARMSTRONG ENERGY, INC., a Delaware corporation (the “Borrower”), the GUARANTORS PARTY HERETO (individually a “Guarantor” and collectively, the “Guarantors”, and together with the Borrower, the “Loan Parties”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS:

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 21, 2012 (the “Credit Agreement”);

WHEREAS, to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Required Lenders agree to various amendments as set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Amended Definitions.

(i) The definition of Senior Secured Note Indenture is hereby amended and restated as follows:

“Senior Secured Note Indenture shall mean that certain Indenture dated as of December 21, 2012, among the Borrower, the Guarantors party thereto, and Wells Fargo, National Association, as trustee, as amended by that First Supplemental Indenture dated September 19, 2013, that Second Supplemental Indenture dated July 24, 2014 and that Third Supplemental Indenture dated August 14, 2014.”

(b) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“First Amendment shall mean that certain First Amendment to this Agreement dated as of the First Amendment Effective Date.”

“First Amendment Effective Date shall mean the effective date of the Third Supplemental Indenture as referenced in the definition of Senior Secured Note Indenture.”

3. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:

(a) Execution and Delivery of this Amendment. The Borrower, the Guarantors, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

(b) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(c) Fees. The Borrower shall have paid to the Administrative Agent for itself and for the account of the Lenders all fees, costs and expenses payable to the Administrative Agent or any Lender or for which the Administrative Agent or any Lender is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel. For the avoidance of doubt, no fee is payable to the Administrative Agent or Lenders in relation to this Amendment.

4. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party has duly authorized, executed and delivered this Amendment (ii) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, (ii) the Loan Parties are in compliance with each of the covenants and conditions hereunder, (iv) no Event of Default or Potential Default exists, (v) no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement, (vi) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrower or Guarantors as a result of any of the transactions contemplated herein, and (vii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out of pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, any mortgage recording fees and mortgage or recording taxes, and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrower, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

BORROWER:

ARMSTRONG ENERGY, INC.

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	President and Chief Commercial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

ARMSTRONG COAL COMPANY, INC.

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	President

ARMSTRONG ENERGY HOLDINGS, INC.

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	President

ARMSTRONG AIR, LLC

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	Manager

WESTERN LAND COMPANY, LLC

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	Manager

WESTERN DIAMOND LLC

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	Manager

ARMSTRONG LOGISTICS SERVICES, LLC

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THOROUGHFARE MINING, LLC

By:	/s/ Martin D. Wilson
Name:	Martin D. Wilson
Title:	Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

STIFEL BANK & TRUST, individually and as Syndication Agent

By:	/s/ Matthew L. Diehl
Name:	Matthew L. Diehl
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

US BANK, NATIONAL ASSOCIATION

By:	/s/ Heather Hinkelman
Name:	Heather Hinkelman
Title:	Vice President